UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

November 30, 2010

Annual

Repor t

Legg Mason

Batterymarch

U.S. Large Cap

Equity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch U.S. Large Cap Equity Fund for the twelve-month reporting period ended November 30, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 31, 2010

Legg Mason Batterymarch U.S. Large Cap Equity Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended November 30, 2010, economic data was mixed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and took additional actions in an attempt to spur growth. This initially caused investor sentiment to improve, but the financial markets declined toward the end of the reporting period given a re-escalation of the European sovereign debt crisis.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. GDP growth then edged somewhat higher to 2.6% in the third quarter.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S.

Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 300,000 jobs from June through September. The employment picture then brightened somewhat in October, as 172,000 new jobs were created. Payrolls then increased a disappointing 39,000 in November and the unemployment rate inched up to end the period at 9.8%. The unemployment rate has now exceeded 9.0% since May 2009.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a sharp 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October and rose 5.6% in November. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,600 in November 2010, which was 0.4% higher than in November 2009. Prices appeared to stabilize somewhat as the number of existing homes on the market declined in November. The inventory of unsold homes was a 9.5 month supply in November at the current sales level, versus a 10.5 month supply in October.

IV	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Investment commentary (cont’d)

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown sixteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. Manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month, before dipping to 56.6 in November.

Financial market overview

During most of the first five months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets had resumed by July, followed by another “flight to quality” in August. Risk appetite then returned in September and October before the financial markets again weakened beginning in mid-November.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

Equity market review

Stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during four of the first five months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than 10%. This marked the first correction since November 2007. Despite continued disappointing

Legg Mason Batterymarch U.S. Large Cap Equity Fund	V

economic data, strong second quarter corporate profits helped the market to rally in July. The market then declined again in August, triggered by fears that the economy might slip back into recession. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. After a strong start in November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. All told, the Index returned 9.94% over the twelve months ended November 30, 2010.

Looking at the U.S. stock market more closely, small- and mid-cap stocks generated the best returns during the twelve months ended November 30, 2010, with the small-cap Russell 2000 Indexv and the Russell Midcap Indexvi gaining 26.98% and 24.04%, respectively. In contrast, the large-cap Russell 1000 Indexvii rose 11.48%.

From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 15.19% and 10.08%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 31, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large-capitalization companies. The Fund will hold equity securities that we believe will outperform the U.S. stock market. The Fund may invest in a variety of equity securities, including common stocks, foreign securities, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”)i. The Fund will have exposure to growth and value equities of large-capitalization companies. The Fund seeks to produce returns that exceed those of the Russell 1000 Indexii over a full market cycle (typically three to five years).

At Batterymarch Financial Management, Inc., the Fund’s subadviser, we use a quantitative bottom-up approach to assess the relative attractiveness of stocks from multiple perspectives based on their underlying fundamentals. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively rank the relative attractiveness of a broad universe of stocks with a historical record of liquidity across six dimensions traditionally followed by fundamental investors: cash flow, earnings growth, expectations, value, technical and corporate signals. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a significant pullback in late January, markets continued their advance from the beginning of the reporting period through April 2010. However, markets remained somewhat jittery and susceptible to macro events. January’s late-month decline came on the heels of newly proposed banking regulations and potential Greek default. The market’s immediate rebound followed the news that the European Union had reached a tentative plan to aid Greece. The nervous state of the market reflected the widely differing opinions on the health of the U.S. economy. Whereas bulls focused on improving unemployment numbers and hourly wages, a stabilizing housing market and improvements in gross domestic product (“GDP”)iii, bears pointed to the lack of new permanent job growth, the threat of inflation, additional foreclosures and earnings not supported by top-line growth.

As the second calendar quarter unfolded, the European debt crisis, the BP oil spill and the decline or stagnation of a number of U.S. and global economic indicators (including anemic employment numbers and declining new housing starts) weighed on investors, leaving them increasingly wary of the recovery’s ability to sustain itself without further government support. The “flash crash” on May 6th only served to add to the market’s growing sense of unease. The second calendar quarter ended on a decidedly negative note, as pessimism surrounding the health of the global economy surged and investor risk appetite declined both across global markets and in the U.S.

In response to mixed economic indicators, investors in the U.S. market alternated between risk aversion and risk taking behavior as the reporting period came to a close. U.S. equities registered their worst August since 2001, as a weak housing market, stubbornly high unemployment, tight credit and uncertainty about changes in tax regulation kept consumer confidence low. This was followed by a strong September, October and November on the back of a modest improvement in

2	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Fund overview (cont’d)

consumer spending and comments made by Federal Reserve Board (“Fed”)iv Chairman Ben Bernanke in late August that opened the door for the possibility of further quantitative easing. This strong rally left the market in positive territory for the reporting period.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe in the value of a broadly diversified, rules-based, risk-managed process regardless of the market environment.

Performance review

For the twelve months ended November 30, 2010, Class IS shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund returned 10.99%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 11.48% over the same time frame. The Lipper Large-Cap Core Funds Category Average1 returned 8.39% for the same period.

Performance Snapshot as of November 30, 2010
(unaudited)	6 months	12 months
Legg Mason Batterymarch U.S. Large Cap Equity Fund:
Class IS	9.58%	10.99%
Class FI	9.36%	10.73%
Class I	9.49%	10.66%
Russell 1000 Index	9.80%	11.48%
Lipper Large-Cap Core Funds Category Average[1]	8.87%	8.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated March 30, 2010, the gross total operating expense ratios for Class IS, Class FI and Class I shares were 0.81%, 1.31% and 1.05%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.80% for Class IS shares, 1.05% for

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 1,086 funds for the six-month period and among the 1,075 funds for the twelve-month period in the Fund’s Lipper category.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	3

Class FI shares and 0.80% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the period was stock selection in the Health Care and Financials sectors. Selection in the Consumer Discretionary sector was also strong, led by an overweight to TRW Automotive Holdings Corp., which returned over 100% for the period as earnings came in consistently above estimates. An overweight to Oil States International Inc. in the Energy sector was also a strong contributor. Oil States International has had a multi-year streak of beating earnings per share estimates. Sector allocation also contributed to relative return, led by an overweight to the Consumer Discretionary sector, which had the strongest return in the benchmark, and an underweight to Financials, which was the laggard.

Q. What were the leading detractors from performance?

A. Stock selection in the Industrials and Information Technology (“IT”) sectors was the leading detractor from relative performance for the period. On an individual stock basis, Hewlett-Packard Co. in the IT sector was the greatest detractor, with a negative return of almost 14% for the period held. Overweighting Oshkosh Corp. in the Industrials sector and underweighting outperformer Schlumberger Ltd. in the Energy sector also significantly detracted from results. An underweight to the Industrials sector also detracted, given that the sector outperformed the overall benchmark for the period.

Thank you for your investment in Legg Mason Batterymarch U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management Inc.

December 21, 2010

RISKS: Common stocks are subject to market fluctuations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s principal investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (2.9%), Apple Inc. (2.7%), Microsoft Corp. (2.4%), International Business Machines Corp. (2.3%), AT&T Inc. (1.9%), Chevron Corp. (1.8%), Intel Corp. (1.7%), Wal-Mart Stores Inc. (1.6%), Google Inc., Class A Shares (1.5%) and Pfizer Inc. (1.5%). Please refer to pages 9 through 17 for a list and percentage breakdown of the Fund’s holdings.

4	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Fund overview (cont’d)

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2010 were: Information Technology (19.6%), Consumer Discretionary (14.3%), Financials (13.6%), Health Care (13.6%)

and Industrials (10.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts ("REITs") invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii	Gross domestic product ("GDP") is the market value of all final goods and services produced within a country in a given period of time.

iv

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2010 and November 30, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2010 and held for the six months ended November 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS	9.58%	$1,000.00	$1,095.80	0.80%	$4.20	Class IS	5.00%	$1,000.00	$1,021.06	0.80%	$4.05
Class FI	9.36	1,000.00	1,093.60	1.05	5.51	Class FI	5.00	1,000.00	1,019.80	1.05	5.32
Class I	9.49	1,000.00	1,094.90	0.79	4.15	Class I	5.00	1,000.00	1,021.11	0.79	4.00

[1]	For the six months ended November 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class IS	Class FI	Class I
Twelve Months Ended 11/30/10	10.99%	10.73%	10.66%
Inception* through 11/30/10	-4.45	-4.71	-4.56

With sales charges[1]	Class IS	Class FI	Class I
Twelve Months Ended 11/30/10	10.99%	10.73%	10.66%
Inception* through 11/30/10	-4.45	-4.71	-4.56

Cumulative total returns
Without sales charges[1]
Class IS (Inception date of 4/30/2008 through 11/30/10)	-11.12%
Class FI (Inception date of 4/30/2008 through 11/30/10)	-11.74
Class I (Inception date of 4/30/2008 through 11/30/10)	-11.38

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, of net asset value.

*	Inception dates for Class IS, FI and I shares is April 30, 2008.

8	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class FI Shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund vs. Russell 1000 Index† — April 30, 2008 - November 2010

Value of $1,000,000 invested in

Class IS and I Shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund vs. Russell 1000 Index† — April 30, 2008 -

November 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class IS and I shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund at inception on April 30, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	9

Schedule of investments

November 30, 2010

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Common Stocks — 99.0%
Consumer Discretionary — 14.3%
Auto Components — 1.7%
Autoliv Inc.	30,840	$2,264,273
Goodyear Tire & Rubber Co.	133,000	1,271,480	*
Lear Corp.	22,100	1,939,717	*
TRW Automotive Holdings Corp.	77,060	3,659,579	*
Total Auto Components		9,135,049
Automobiles — 0.9%
Ford Motor Co.	305,800	4,874,452	*
Diversified Consumer Services — 0.4%
ITT Educational Services Inc.	12,756	746,099	*
Sotheby’s Holdings Inc.	38,900	1,560,279
Total Diversified Consumer Services		2,306,378
Hotels, Restaurants & Leisure — 1.8%
Chipotle Mexican Grill Inc.	7,260	1,876,637	*
Las Vegas Sands Corp.	40,800	2,043,264	*
Marriott International Inc., Class A Shares	40,800	1,599,768
McDonald’s Corp.	20,926	1,638,506
Starbucks Corp.	72,240	2,210,544
Total Hotels, Restaurants & Leisure		9,368,719
Household Durables — 0.6%
Garmin Ltd.	53,290	1,543,278
Whirlpool Corp.	19,900	1,452,700
Total Household Durables		2,995,978
Media — 2.7%
Cablevision Systems Corp., New York Group, Class A Shares	49,960	1,582,233
Comcast Corp., Class A Shares	261,090	5,221,800
Time Warner Cable Inc.	37,460	2,305,288
Time Warner Inc.	31,046	915,547
Viacom Inc., Class B Shares	43,000	1,626,690
Walt Disney Co.	29,866	1,090,408
Washington Post Co., Class B Shares	4,000	1,508,080
Total Media		14,250,046
Multiline Retail — 1.8%
Dollar Tree Inc.	68,175	3,746,216	*
Family Dollar Stores Inc.	40,058	2,010,912
Target Corp.	69,900	3,980,106
Total Multiline Retail		9,737,234

See Notes to Financial Statements.

10	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Schedule of investments (cont’d)

November 30, 2010

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Specialty Retail — 2.9%
Aeropostale Inc.	44,800	$1,210,944	*
Guess? Inc.	56,200	2,655,450
Home Depot Inc.	100,060	3,022,813
Lowe’s Cos. Inc.	73,000	1,657,100
Ross Stores Inc.	51,970	3,371,813
TJX Cos. Inc.	71,680	3,269,325
Total Specialty Retail		15,187,445
Textiles, Apparel & Luxury Goods — 1.5%
Coach Inc.	78,110	4,416,339
NIKE Inc., Class B Shares	20,190	1,738,965
Warnaco Group Inc.	31,840	1,714,584	*
Total Textiles, Apparel & Luxury Goods		7,869,888
Total Consumer Discretionary		75,725,189
Consumer Staples — 7.1%
Beverages — 1.8%
Coca-Cola Co.	44,990	2,842,019
Constellation Brands Inc., Class A Shares	53,800	1,108,818	*
PepsiCo Inc.	84,140	5,437,968
Total Beverages		9,388,805
Food & Staples Retailing — 1.8%
Wal-Mart Stores Inc.	151,690	8,204,912
Walgreen Co.	36,900	1,285,965
Total Food & Staples Retailing		9,490,877
Food Products — 0.6%
Archer-Daniels-Midland Co.	70,100	2,032,199
Corn Products International Inc.	25,937	1,118,403
Total Food Products		3,150,602
Household Products — 1.3%
Colgate-Palmolive Co.	20,200	1,546,310
Procter & Gamble Co.	91,980	5,617,219
Total Household Products		7,163,529
Tobacco — 1.6%
Altria Group Inc.	65,020	1,560,480
Philip Morris International Inc.	120,160	6,835,902
Total Tobacco		8,396,382
Total Consumer Staples		37,590,195

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	11

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Energy — 9.8%
Energy Equipment & Services — 1.1%
Core Laboratories NV	16,500	$1,412,400
Oil States International Inc.	74,230	4,404,066	*
Total Energy Equipment & Services		5,816,466
Oil, Gas & Consumable Fuels — 8.7%
Apache Corp.	21,740	2,340,094
Arch Coal Inc.	80,200	2,341,840
Chevron Corp.	117,340	9,501,020
ConocoPhillips	99,600	5,992,932
Devon Energy Corp.	15,690	1,107,243
Exxon Mobil Corp.	222,785	15,496,924
Marathon Oil Corp.	60,200	2,014,894
Occidental Petroleum Corp.	42,500	3,747,225
Walter Industries Inc.	23,440	2,405,882
Whiting Petroleum Corp.	10,000	1,100,500	*
Total Oil, Gas & Consumable Fuels		46,048,554
Total Energy		51,865,020
Financials — 13.6%
Capital Markets — 1.2%
Ameriprise Financial Inc.	47,600	2,467,584
Goldman Sachs Group Inc.	7,045	1,100,006
Morgan Stanley	51,800	1,267,028
Waddell & Reed Financial Inc., Class A Shares	53,900	1,660,120
Total Capital Markets		6,494,738
Commercial Banks — 3.2%
Bank of Hawaii Corp.	30,200	1,307,660
Bank of Montreal	19,052	1,119,305
BOK Financial Corp.	21,800	1,018,060
CIT Group Inc.	31,180	1,230,363	*
KeyCorp	209,700	1,579,041
M&T Bank Corp.	20,520	1,579,219
PNC Financial Services Group Inc.	76,300	4,108,755
U.S. Bancorp	31,800	756,204
Wells Fargo & Co.	154,340	4,199,591
Total Commercial Banks		16,898,198
Consumer Finance — 0.3%
American Express Co.	41,900	1,810,918

See Notes to Financial Statements.

12	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Schedule of investments (cont’d)

November 30, 2010

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Diversified Financial Services — 2.5%
Bank of America Corp.	279,620	$3,061,839
Citigroup Inc.	444,300	1,866,060	*
JPMorgan Chase & Co.	201,955	7,549,078
Principal Financial Group Inc.	33,650	916,626
Total Diversified Financial Services		13,393,603
Insurance — 4.4%
ACE Ltd.	39,500	2,311,540
Assurant Inc.	114,280	4,030,656
Berkshire Hathaway Inc., Class B Shares	55,700	4,438,176	*
Chubb Corp.	29,800	1,698,898
MetLife Inc.	29,400	1,121,610
Progressive Corp.	91,500	1,861,110
Prudential Financial Inc.	69,100	3,501,988
Reinsurance Group of America Inc.	31,500	1,572,795
Travelers Cos. Inc.	46,960	2,535,370
Total Insurance		23,072,143
Real Estate Investment Trusts (REITs) — 1.3%
Apartment Investment and Management Co., Class A Shares	87,650	2,114,118
Host Hotels & Resorts Inc.	165,500	2,727,440
Ventas Inc.	37,150	1,904,681
Total Real Estate Investment Trusts (REITs)		6,746,239
Real Estate Management & Development — 0.7%
Brookfield Properties Corp.	206,700	3,342,339
CB Richard Ellis Group Inc., Class A Shares	11,000	211,090	*
Total Real Estate Management & Development		3,553,429
Total Financials		71,969,268
Health Care — 13.6%
Biotechnology — 2.2%
Alexion Pharmaceuticals Inc.	11,900	909,755	*
Amgen Inc.	65,230	3,436,968	*
Biogen Idec Inc.	39,800	2,546,006	*
Cephalon Inc.	38,220	2,426,588	*
Gilead Sciences Inc.	57,520	2,099,480	*
Total Biotechnology		11,418,797
Health Care Equipment & Supplies — 1.2%
Baxter International Inc.	37,130	1,802,662
Medtronic Inc.	95,300	3,195,409
Sirona Dental Systems Inc.	28,900	1,092,131	*
Total Health Care Equipment & Supplies		6,090,202

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	13

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Health Care Providers & Services — 3.6%
Aetna Inc.	74,748	$2,214,036
AmerisourceBergen Corp.	66,800	2,060,780
Cardinal Health Inc.	83,280	2,963,102
Coventry Health Care Inc.	82,820	2,097,002	*
Health Management Associates Inc., Class A Shares	55,320	492,901	*
Humana Inc.	47,600	2,667,504	*
McKesson Corp.	19,600	1,252,440
Medco Health Solutions Inc.	36,640	2,246,765	*
UnitedHealth Group Inc.	87,140	3,182,353
Total Health Care Providers & Services		19,176,883
Pharmaceuticals — 6.6%
Abbott Laboratories	85,800	3,990,558
Bristol-Myers Squibb Co.	77,776	1,963,066
Eli Lilly & Co.	99,280	3,341,765
Endo Pharmaceuticals Holdings Inc.	109,930	3,958,579	*
Forest Laboratories Inc.	50,100	1,597,689	*
Johnson & Johnson	67,580	4,159,549
Merck & Co. Inc.	173,769	5,989,818
Perrigo Co.	16,700	1,006,008
Pfizer Inc.	473,641	7,715,612
Warner Chilcott PLC, Class A Shares	72,100	1,370,621
Total Pharmaceuticals		35,093,265
Total Health Care		71,779,147
Industrials — 10.2%
Aerospace & Defense — 2.1%
General Dynamics Corp.	29,830	1,971,465
Honeywell International Inc.	23,730	1,179,618
Lockheed Martin Corp.	49,810	3,389,072
Northrop Grumman Corp.	43,800	2,701,584
Raytheon Co.	39,790	1,840,288
Total Aerospace & Defense		11,082,027
Air Freight & Logistics — 0.6%
Ryder System Inc.	31,500	1,357,965
United Parcel Service Inc., Class B Shares	25,860	1,813,562
Total Air Freight & Logistics		3,171,527
Airlines — 1.2%
United Continental Holdings Inc.	221,620	6,134,442	*

See Notes to Financial Statements.

14	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Schedule of investments (cont’d)

November 30, 2010

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Building Products — 0.2%
Owens Corning Inc.	47,500	$1,249,725	*
Commercial Services & Supplies — 0.5%
Brink’s Co.	46,240	1,134,730
R.R. Donnelley & Sons Co.	97,560	1,537,545
Total Commercial Services & Supplies		2,672,275
Construction & Engineering — 0.3%
Shaw Group Inc.	43,500	1,394,175	*
Industrial Conglomerates — 3.4%
3M Co.	31,850	2,674,763
General Electric Co.	460,520	7,290,031
Textron Inc.	120,860	2,702,430
Tyco International Ltd.	76,799	2,909,914
United Technologies Corp.	31,400	2,363,478
Total Industrial Conglomerates		17,940,616
Machinery — 0.6%
Harsco Corp.	55,591	1,337,519
Oshkosh Corp.	63,050	1,809,535	*
Total Machinery		3,147,054
Professional Services — 0.1%
FTI Consulting Inc.	14,500	516,780	*
Road & Rail — 1.2%
CSX Corp.	12,100	735,801
Hertz Global Holdings Inc.	125,775	1,542,002	*
J.B. Hunt Transport Services Inc.	38,700	1,412,550
Kansas City Southern	60,600	2,868,804	*
Total Road & Rail		6,559,157
Total Industrials		53,867,778
Information Technology — 19.6%
Communications Equipment — 1.8%
Cisco Systems Inc.	298,920	5,727,307	*
QUALCOMM Inc.	48,490	2,266,423
Research In Motion Ltd.	23,200	1,434,920	*
Total Communications Equipment		9,428,650
Computers & Peripherals — 5.1%
Apple Inc.	45,820	14,256,893	*
Dell Inc.	121,600	1,607,552	*
Hewlett-Packard Co.	160,670	6,736,893
SanDisk Corp.	29,400	1,311,240	*

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	15

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Computers & Peripherals — continued
Seagate Technology PLC	101,750	$1,364,468	*
Western Digital Corp.	47,000	1,574,500	*
Total Computers & Peripherals		26,851,546
Electronic Equipment, Instruments & Components — 1.3%
Corning Inc.	229,000	4,044,140
Flextronics International Ltd.	174,700	1,266,575	*
Tech Data Corp.	32,400	1,427,868	*
Total Electronic Equipment, Instruments & Components		6,738,583
Internet Software & Services — 1.5%
Google Inc., Class A Shares	14,700	8,168,937	*
IT Services — 2.8%
Accenture PLC, Class A Shares	29,582	1,281,492
International Business Machines Corp.	87,220	12,338,141
Total System Services Inc.	68,800	1,038,192
Total IT Services		14,657,825
Semiconductors & Semiconductor Equipment — 3.0%
Analog Devices Inc.	47,000	1,671,320
Intel Corp.	422,000	8,912,640
LSI Corp.	282,680	1,622,583	*
Texas Instruments Inc.	119,470	3,799,146
Total Semiconductors & Semiconductor Equipment		16,005,689
Software — 4.1%
Adobe Systems Inc.	57,700	1,600,021	*
Microsoft Corp.	501,750	12,649,118
Oracle Corp.	228,810	6,187,022
Symantec Corp.	69,600	1,169,280	*
Total Software		21,605,441
Total Information Technology		103,456,671
Materials — 3.9%
Chemicals — 1.8%
E.I. du Pont de Nemours & Co.	114,580	5,384,114
PPG Industries Inc.	34,800	2,713,008
Valspar Corp.	46,400	1,533,056
Total Chemicals		9,630,178
Metals & Mining — 1.5%
Cliffs Natural Resources Inc.	22,581	1,543,186
Freeport-McMoRan Copper & Gold Inc.	24,700	2,502,604
Newmont Mining Corp.	23,200	1,364,856
Yamana Gold Inc.	190,190	2,221,419
Total Metals & Mining		7,632,065

See Notes to Financial Statements.

16	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Schedule of investments (cont’d)

November 30, 2010

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Paper & Forest Products — 0.6%
MeadWestvaco Corp.	130,640	$3,245,098
Total Materials		20,507,341
Telecommunication Services — 3.3%
Diversified Telecommunication Services — 3.3%
AT&T Inc.	359,960	10,003,288
Qwest Communications International Inc.	237,510	1,662,570
Verizon Communications Inc.	179,760	5,754,118
Total Telecommunication Services		17,419,976
Utilities — 3.6%
Electric Utilities — 0.8%
DPL Inc.	7,500	189,975
Exelon Corp.	73,570	2,896,451
Pinnacle West Capital Corp.	32,190	1,301,120
Total Electric Utilities		4,387,546
Gas Utilities — 0.3%
Atmos Energy Corp.	20,580	618,840
Energen Corp.	21,000	914,970
Total Gas Utilities		1,533,810
Independent Power Producers & Energy Traders — 0.4%
AES Corp.	84,910	917,877	*
NRG Energy Inc.	51,770	1,003,303	*
Total Independent Power Producers & Energy Traders		1,921,180
Multi-Utilities — 2.1%
CenterPoint Energy Inc.	97,600	1,525,488
DTE Energy Co.	42,150	1,877,782
Integrys Energy Group Inc.	47,000	2,288,900
TECO Energy Inc.	70,180	1,175,515
Xcel Energy Inc.	176,100	4,138,350
Total Multi-Utilities		11,006,035
Total Utilities		18,848,571
Total Investments before Short-Term Investment (Cost — $479,736,179)		523,029,156

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	17

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements — 0.1%
State Street Bank & Trust Co. repurchase agreement dated 11/30/10; Proceeds at maturity — $605,000; (Fully collateralized by U.S. Treasury Notes, 2.500% due 4/30/15; Market value — $618,228) (Cost — $605,000)	0.010%	12/1/10	$605,000	$605,000
Total Investments — 99.1% (Cost — $480,341,179#)				523,634,156
Other Assets in Excess of Liabilities — 0.9%				4,846,702
Total Net Assets — 100.0%				$528,480,858

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $481,697,364.

See Notes to Financial Statements.

18	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Statement of assets and liabilities

November 30, 2010

Assets:
Investments, at value (Cost — $480,341,179)	$523,634,156
Cash	171
Receivable for securities sold	3,824,734
Dividends receivable	1,430,425
Receivable for Fund shares sold	115,086
Prepaid expenses	30,498
Total Assets	529,035,070

Liabilities:
Investment management fee payable	323,606
Payable for Fund shares repurchased	168,000
Trustees’ fees payable	411
Distribution fees payable	176
Accrued expenses	62,019
Total Liabilities	554,212
Total Net Assets	$528,480,858

Net Assets:
Par value (Note 7)	$531
Paid-in capital in excess of par value	540,757,748
Undistributed net investment income	5,939,224
Accumulated net realized loss on investments and foreign currency transactions	(61,509,622)
Net unrealized appreciation on investments	43,292,977
Total Net Assets	$528,480,858

Shares Outstanding:
Class IS	53,051,227
Class FI	85,136
Class I	2,375

Net Asset Value:
Class IS (and redemption price)	$9.95
Class FI (and redemption price)	$9.93
Class I (and redemption price)	$9.92

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	19

Statement of operations

For the Year Ended November 30, 2010

Investment Income:
Dividends	$10,772,862
Interest	537
Less: Foreign taxes withheld	(48,849)
Total Investment Income	10,724,550

Expenses:
Investment management fee (Note 2)	3,873,224
Legal fees	88,765
Trustees’ fees	48,027
Registration fees	40,029
Audit and tax	35,599
Shareholder reports	33,380
Transfer agent fees (Note 5)	13,464
Insurance	11,142
Distribution fees (Notes 2 and 5)	5,185
Custody fees	2,792
Miscellaneous expenses	6,648
Total Expenses	4,158,255
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(58,032)
Net Expenses	4,100,223
Net Investment Income	6,624,327

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	27,023,704
Foreign currency transactions	(1,885)
Net Realized Gain	27,021,819
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	19,958,177
Foreign currencies	(84)
Change in Net Unrealized Appreciation (Depreciation)	19,958,093
Net Gain on Investments and Foreign Currency Transactions	46,979,912
Increase in Net Assets From Operations	$53,604,239

See Notes to Financial Statements.

20	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2010	2009

Operations:
Net investment income	$6,624,327	$5,903,128
Net realized gain (loss)	27,021,819	(37,880,445)
Change in net unrealized appreciation (depreciation)	19,958,093	120,871,380
Increase in Net Assets From Operations	53,604,239	88,894,063

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,500,039)	(3,000,054)
Decrease in Net Assets From Distributions to Shareholders	(5,500,039)	(3,000,054)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	81,987,780	98,028,482
Reinvestment of distributions	5,499,377	2,974,004
Cost of shares repurchased	(111,323,151)	(82,765,785)
Increase (Decrease) in Net Assets From Fund Share Transactions	(23,835,994)	18,236,701
Increase in Net Assets	24,268,206	104,130,710

Net Assets:
Beginning of year	504,212,652	400,081,942
End of year*	$528,480,858	$504,212,652
* Includes undistributed net investment income of:	$5,939,224	$4,761,437

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2010	2009	2008[2]

Net asset value, beginning of year	$9.06	$7.51	$11.40

Income (loss) from operations:
Net investment income	0.12	0.11	0.08
Net realized and unrealized gain (loss)	0.87	1.50	(3.97)
Total income (loss) from operations	0.99	1.61	(3.89)

Less distributions from:
Net investment income	(0.10)	(0.06)	—
Total distributions	(0.10)	(0.06)	—

Net asset value, end of year	$9.95	$9.06	$7.51
Total return[3]	10.99%	21.56%	(34.12)%

Net assets, end of year (000s)	$527,612	$503,796	$399,753

Ratios to average net assets:
Gross expenses	0.80%	0.80%	0.87%[4]
Net expenses[5,6]	0.79	0.80	0.80 [4]
Net investment income	1.28	1.39	1.62 [4]

Portfolio turnover rate	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class FI Shares[1]	2010	2009	2008[2]

Net asset value, beginning of year	$9.04	$7.50	$11.40

Income (loss) from operations:
Net investment income	0.10	0.09	0.07
Net realized and unrealized gain (loss)	0.87	1.49	(3.97)
Total income (loss) from operations	0.97	1.58	(3.90)

Less distributions from:
Net investment income	(0.08)	(0.04)	—
Total distributions	(0.08)	(0.04)	—

Net asset value, end of year	$9.93	$9.04	$7.50
Total return[3]	10.73%	21.15%	(34.21)%

Net assets, end of year (000s)	$845	$79	$66

Ratios to average net assets:
Gross expenses	1.30%	2.39%	4.35%[4]
Net expenses[5,6]	1.05	1.05	1.05 [4]
Net investment income	1.08	1.15	1.15 [4]

Portfolio turnover rate	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2010	2009	2008[2]

Net asset value, beginning of year	$9.06	$7.51	$11.40

Income (loss) from operations:
Net investment income	0.11	0.11	0.08
Net realized and unrealized gain (loss)	0.85	1.50	(3.97)
Total income (loss) from operations	0.96	1.61	(3.89)

Less distributions from:
Net investment income	(0.10)	(0.06)	—
Total distributions	(0.10)	(0.06)	—

Net asset value, end of year	$9.92	$9.06	$7.51
Total return[3]	10.66%	21.56%	(34.12)%

Net assets, end of year (000s)	$24	$101	$66

Ratios to average net assets:
Gross expenses	1.16%	2.13%	4.12%[4]
Net expenses[5,6]	0.80	0.80	0.80 [4]
Net investment income	1.20	1.37	1.40 [4]

Portfolio turnover rate	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust, Inc. (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	25

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$523,029,156	—	—	$523,029,156
Short-term investments†	—	$605,000	—	605,000
Total investments	$523,029,156	$605,000	—	$523,634,156

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the

26	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Notes to financial statements (cont’d)

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2010, no provision for

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	27

income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$53,499	$(53,499)

(a)

Reclassifications are primilarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the treatment of limited partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Next $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses, and acquired fund fees and expenses, to the average net assets of the Fund’s Class IS, FI and I shares did not exceed 0.80%, 1.05% and 0.80%, respectively. These expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

28	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Notes to financial statements (cont’d)

During the year ended November 30, 2010, fees waived and/or expenses reimbursed amounted to $58,032.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$312,910,239
Sales	332,176,868

At November 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$65,780,712
Gross unrealized depreciation	(23,843,920)
Net unrealized appreciation	$41,936,792

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended November 30, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and R shares calculated at the annual rate of 0.75% and 0.25%, of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	29

For the year ended November 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class IS	—	$8,385
Class A1	$4	3
Class C1	17	3
Class FI	5,155	4,979
Class R1	9	3
Class I	—	91
Total	$5,185	$13,464

For the year ended November 30, 2010, waivers and/or reimbursements by class were as follows:

		Waivers/ Reimbursements
Class IS		$52,830
Class A1		3
Class C1		3
Class FI		5,104
Class R1		3
Class I		89
Total		$58,032

[1]	On December 9, 2009, Class A, Class C and Class R shares were fully redeemed.

6. Distributions to shareholders by class

	Year Ended November 30, 2010	Year Ended November 30, 2009
Net Investment Income:
Class IS	$5,499,145	$2,998,729
Class A1	—	331
Class C1	—	—
Class FI	661	331
Class R1	—	169
Class I	233	494
Total	$5,500,039	$3,000,054

[1]	On December 9, 2009, Class A, Class C and Class R shares were fully redeemed.

7. Shares of beneficial interest

At November 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

30	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended November 30, 2010		Year Ended November 30, 2009
	Shares	Amount	Shares	Amount
Class IS
Shares sold	8,541,803	$79,231,539	12,801,824	$98,008,482
Shares issued on reinvestment	590,037	5,499,145	405,178	2,974,004
Shares repurchased	(11,691,414)	(108,910,869)	(10,827,677)	(82,765,785)
Net increase (decrease)	(2,559,574)	$(24,180,185)	2,379,325	$18,216,701

Class A1
Shares repurchased	(8,772)	$(79,211)	—	—
Net decrease	(8,772)	$(79,211)	—	—

Class C1
Shares repurchased	(8,772)	$(78,684)	—	—
Net decrease	(8,772)	$(78,684)	—	—

Class FI
Shares sold	293,449	$2,756,241	—	—
Shares repurchased	(217,085)	(2,095,878)	—	—
Net increase	76,364	$660,363	—	—

Class R1
Shares repurchased	(8,772)	$(79,123)	—	—
Net decrease	(8,772)	$(79,123)	—	—

Class I
Shares sold	—	—	2,350	$20,000
Shares issued on reinvestment	25	$232	—	—
Shares repurchased	(8,772)	(79,386)	—	—
Net increase (decrease)	(8,747)	$(79,154)	2,350	$20,000

[1]	On December 9, 2009, Class A, Class C and Class R shares were fully redeemed.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record date Payable date	Class IS	Class FI	Class I
12/28/2010 12/29/2010	$0.131835	$0.104431	$0.131835

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$5,500,039	$3,000,054

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2010 Annual Report	31

As of November 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$5,936,451
Capital loss carryforward*	(60,100,963)
Other book/tax temporary differences(a)	(49,701)
Unrealized appreciation (depreciation)(b)	41,936,792
Total accumulated earnings (losses) — net	$(12,277,421)

*	During the taxable year ended November 30, 2010, the Fund utilized $25,762,865 of its capital loss carryover available from prior years. As of November 30, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
11/30/2017	$(60,100,963)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

32	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Batterymarch U.S. Large Cap Equity Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from April 30, 2008 (inception date) to November 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch U.S. Large Cap Equity Fund as of November 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two year period then ended and for the period from April 30, 2008 (inception date) to November 30, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 14, 2011

Legg Mason Batterymarch U.S. Large Cap Equity Fund	33

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the

34	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2010. The Fund performed better than the median for the period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed the Fund’s performance continued to be competitive compared to the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Sub-Adviser were committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the

Legg Mason Batterymarch U.S. Large Cap Equity Fund	35

Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of three institutional large-cap core enhanced index funds, one institutional large-cap value enhanced index fund and one institutional large-cap growth enhanced index fund selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional enhanced index large-cap core funds, large-cap value funds and large-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the other funds in the Expense Group and higher than the average management fee paid by the other

36	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and was higher than the average total expense ratio of the other funds in the Expense Universe. The Trustees noted that the other funds in the Expense Group and the Expense Universe were classified as institutional funds, whereas, the Fund is a more retail oriented fund. The Trustees also noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2011.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	37

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

38	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch U.S. Large Cap Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch U.S. Large Cap Equity Fund	39

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

40	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch U.S. Large Cap Equity Fund	41

Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

42	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Legg Mason Batterymarch U.S. Large Cap Equity Fund	43

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

44	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2010:

Record date:	12/28/2009
Payable date:	12/29/2009
Ordinary income
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Batterymarch

U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011558 1/11 SR10-1278

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2009 and November 30, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $58,245 in 2009 and $76,900 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,100 in 2009 and $6,100 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	January 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	January 24, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	January 24, 2011